EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sarasota Bancorporation, Inc. (the “Company”) on Form 10-QSB for the quarterly period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Christine L. Jennings, President and Chief Executive Officer of the Company, and Susan K. Flynn, Vice President and Chief Financial Officer of the Company do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)    The Report fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Christine L. Jennings
Christine L. Jennings
President and Chief Executive Officer
July 25, 2003

By:	/s/ Susan K. Flynn
Susan K. Flynn
Vice President and Chief Financial Officer
July 25, 2003